                          TRANSAMERICA PARTNERS FUNDS
                   Transamerica Partners Balanced Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For       Against/ Withheld Abstentions Broker Non-Votes
------------------------  --------------- ----------------- ----------- ----------------
Thomas A. Swank           $95,843,459.006  $7,911,757.544       --             --

Alan F. Warrick           $95,857,327.187  $7,897,889.363       --             --

Sandra N. Bane            $96,118,798.049  $7,636,418.501       --             --

Leo J. Hill               $95,964,187.345  $7,791,029.205       --             --

David W. Jennings         $95,872,846.366  $7,882,370.185       --             --

Russell A. Kimball, Jr.   $96,027,457.069  $7,727,759.481       --             --

Eugene M. Mannella        $96,118,798.049  $7,636,418.501       --             --

Norman R. Nielsen         $96,011,937.891  $7,743,278.660       --             --

Joyce G. Norden           $95,857,327.187  $7,897,889.363       --             --

Patricia L. Sawyer        $96,134,317.227  $7,620,899.323       --             --

John W. Waechter          $96,110,107.362  $7,645,109.188       --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $92,928,241.421    $2,551,166.432     $8,275,808.697           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $93,472,068.085    $2,698,289.981     $7,584,858.485           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $92,914,251.256    $2,544,514.403     $8,296,450.891           --

                          TRANSAMERICA PARTNERS FUNDS
                   Transamerica Partners Core Bond Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                  For         Against/ Withheld Abstentions Broker Non-Votes
------------------------  ------------------ ----------------- ----------- ----------------
Thomas A. Swank           $1,005,450,928.218  $82,225,574.452      --             --

Alan F. Warrick           $1,005,356,203.181  $82,320,299.489      --             --

Sandra N. Bane            $1,005,631,172.351  $82,045,330.320      --             --

Leo J. Hill               $1,004,245,238.585  $83,431,264.086      --             --

David W. Jennings         $1,005,470,672.131  $82,205,830.539      --             --

Russell A. Kimball, Jr.   $1,005,478,642.077  $82,197,860.593      --             --

Eugene M. Mannella        $1,004,145,953.600  $83,530,549.070      --             --

Norman R. Nielsen         $1,005,450,821.579  $82,225,681.091      --             --

Joyce G. Norden           $1,004,199,395.446  $83,447,107.224      --             --

Patricia L. Sawyer        $1,004,297,085.978  $83,379,416.693      --             --

        Proposed
        Trustee                  For         Against/ Withheld Abstentions Broker Non-Votes
------------------------  ------------------ ----------------- ----------- ----------------
John W. Waechter          $1,005,580,557.087  $82,095,945.583      --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $981,023,619.184    $17,083,132.156    $89,569,751.330          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $975,147,965.292    $15,958,791.814    $96,569,745.563          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $974,629,355.636    $23,151,126.579    $89,896,020.455          --

                          TRANSAMERICA PARTNERS FUNDS
               Transamerica Partners High Quality Bond Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
Thomas A. Swank           $221,897,401.717  $10,838,583.169      --             --

Alan F. Warrick           $221,902,125.078  $10,833,859.808      --             --

Sandra N. Bane            $222,284,349.276  $10,451,635.610      --             --

Leo J. Hill               $221,019,699.884  $11,716,285.002      --             --

David W. Jennings         $222,261,790.027  $10,474,194.858      --             --

Russell A. Kimball, Jr.   $222,002,291.829  $10,733,693.057      --             --

Eugene M. Mannella        $220,764,925.046  $11,971,059.840      --             --

Norman R. Nielsen         $222,014,069.442  $10,721,915.444      --             --

Joyce G. Norden           $221,029,017.634  $11,706,967.252      --             --

Patricia L. Sawyer        $221,017,240.021  $11,718,744.865      --             --

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
John W. Waechter          $222,261,790.027  $10,474,194.858      --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $210,397,539.710    $6,862,458.177     $15,475,986.998          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $209,213,539.944    $6,848,408.206     $16,674,036.736          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $209,406,286.000    $6,786,818.284     $16,542,880.601          --

                          TRANSAMERICA PARTNERS FUNDS
                Transamerica Partners High Yield Bond Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
Thomas A. Swank           $445,902,670.667  $39,286,516.940      --             --

Alan F. Warrick           $445,896,940.837  $39,292,246.771      --             --

Sandra N. Bane            $446,016,777.274  $39,172,410.333      --             --

Leo J. Hill               $445,890,953.815  $39,298,233.793      --             --

David W. Jennings         $445,839,621.629  $39,349,565.979      --             --

Russell A. Kimball, Jr.   $445,786,740.393  $39,402,447.214      --             --

Eugene M. Mannella        $445,855,804.750  $39,333,382.858      --             --

Norman R. Nielsen         $445,893,508.546  $39,295,679.061      --             --

Joyce G. Norden           $445,943,577.618  $39,245,609.990      --             --

Patricia L. Sawyer        $446,032,669.069  $39,156,518.538      --             --

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
John W. Waechter          $445,900,035.501  $39,289,152.107      --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $438,944,584.383    $8,312,237.887     $37,932,365.338          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $439,119,214.617    $8,069,685.537     $38,000,287.454          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $439,126,313.755    $8,036,749.045     $38,026,124.807          --

                          TRANSAMERICA PARTNERS FUNDS
        Transamerica Partners Inflation-Protected Securities Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
Thomas A. Swank           $267,154,652.351  $22,683,864.149      --             --

Alan F. Warrick           $267,155,198.072  $22,683,318.427      --             --

Sandra N. Bane            $267,221,252.474  $22,617,264.025      --             --

Leo J. Hill               $266,794,783.440  $23,043,733.059      --             --

David W. Jennings         $267,139,435.711  $22,699,080.788      --             --

Russell A. Kimball, Jr.   $267,150,631.967  $22,687,884.532      --             --

Eugene M. Mannella        $266,810,545.801  $23,027,970.699      --             --

Norman R. Nielsen         $267,179,958.653  $22,658,557.846      --             --

Joyce G. Norden           $266,864,899.053  $22,973,617.446      --             --

Patricia L. Sawyer        $266,856,568.161  $22,981,948.339      --             --

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
John W. Waechter          $267,110,168.350  $22,728,348.149      --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $255,470,011.676    $15,494,589.481    $18,873,915.342          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $255,597,194.898    $15,703,320.834    $18,538,000.767          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $255,952,727.542    $15,252,726.401    $18,633,062.556          --

                          TRANSAMERICA PARTNERS FUNDS
             Transamerica Partners International Equity Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
Thomas A. Swank           $429,265,178.305  $30,524,678.863      --             --

Alan F. Warrick           $429,051,333.538  $30,738,523.630      --             --

Sandra N. Bane            $429,427,301.742  $30,362,555.426      --             --

Leo J. Hill               $428,274,202.368  $31,515,654.800      --             --

David W. Jennings         $429,461,880.108  $30,327,977.060      --             --

Russell A. Kimball, Jr.   $429,350,138.098  $30,439,719.070      --             --

Eugene M. Mannella        $429,256,521.568  $30,533,335.601      --             --

Norman R. Nielsen         $429,135,644.788  $30,654,212.381      --             --

Joyce G. Norden           $428,633,498.770  $31,156,358.398      --             --

Patricia L. Sawyer        $429,282,186.034  $30,507,671.134      --             --

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
John W. Waechter          $429,497,685.100  $30,292,172.069      --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $416,016,719.789    $15,278,921.384    $28,494,215.996          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $415,253,712.636    $15,923,008.794    $28,613,135.738          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $415,688,561.930    $15,350,497.912    $28,750,797.326          --

                          TRANSAMERICA PARTNERS FUNDS
                  Transamerica Partners Large Core Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
Thomas A. Swank           $195,781,193.779  $11,082,221.993      --             --

Alan F. Warrick           $195,551,241.436  $11,312,174.336      --             --

Sandra N. Bane            $196,076,303.826  $10,787,111.946      --             --

Leo J. Hill               $196,050,461.018  $10,812,954.754      --             --

David W. Jennings         $195,925,353.282  $10,938,062.490      --             --

Russell A. Kimball, Jr.   $195,816,283.562  $11,047,132.210      --             --

Eugene M. Mannella        $195,663,743.863  $11,199,671.909      --             --

Norman R. Nielsen         $195,799,482.190  $11,063,933.582      --             --

Joyce G. Norden           $195,870,671.938  $10,992,743.834      --             --

Patricia L. Sawyer        $196,024,395.545  $10,839,020.227      --             --

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
John W. Waechter          $196,038,649.723  $10,824,766.049      --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $191,677,180.411    $4,224,425.097     $10,961,810.264          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $191,278,333.067    $4,742,667.519     $10,842,415.186          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $191,775,198.280    $4,267,781.393     $10,820,436.099          --

                          TRANSAMERICA PARTNERS FUNDS
                 Transamerica Partners Large Growth Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
Thomas A. Swank           $650,452,022.445  $38,376,541.245      --             --

Alan F. Warrick           $648,859,404.309  $39,969,159.381      --             --

Sandra N. Bane            $649,162,779.652  $39,665,784.038      --             --

Leo J. Hill               $648,454,849.671  $40,373,714.019      --             --

David W. Jennings         $649,202,386.199  $39,626,177.491      --             --

Russell A. Kimball, Jr.   $649,184,899.927  $39,643,663.764      --             --

Eugene M. Mannella        $648,991,567.864  $39,836,995.826      --             --

Norman R. Nielsen         $649,067,492.007  $39,761,071.684      --             --

Joyce G. Norden           $646,504,274.124  $42,324,289.566      --             --

Patricia L. Sawyer        $649,031,667.951  $39,796,895.739      --             --

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
John W. Waechter          $650,676,636.768  $38,151,926.922      --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $639,583,071.250    $5,010,311.550     $44,235,180.891          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $638,645,964.157    $6,157,855.694     $44,024,743.839          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $640,731,387.017    $4,276,807.816     $43,820,368.857          --

                          TRANSAMERICA PARTNERS FUNDS
                  Transamerica Partners Large Value Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
Thomas A. Swank           $645,893,867.567  $43,660,493.102      --             --

Alan F. Warrick           $644,978,503.945  $44,575,856.724      --             --

Sandra N. Bane            $645,199,799.584  $44,354,561.085      --             --

Leo J. Hill               $645,908,905.890  $43,645,454.779      --             --

David W. Jennings         $645,205,579.211  $44,348,781.458      --             --

Russell A. Kimball, Jr.   $644,950,136.976  $44,604,223.692      --             --

Eugene M. Mannella        $645,565,153.101  $43,989,207.567      --             --

Norman R. Nielsen         $642,487,077.617  $47,067,283.052      --             --

Joyce G. Norden           $642,375,449.165  $47,178,911.503      --             --

Patricia L. Sawyer        $645,787,196.965  $43,767,163.704      --             --

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
John W. Waechter          $646,199,132.612  $43,355,228.057      --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $635,229,544.526    $16,030,325.531    $38,294,490.611          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $635,021,992.032    $16,812,501.798    $37,719,866.839          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $637,076,262.816    $16,060,215.974    $36,417,881.878          --

                          TRANSAMERICA PARTNERS FUNDS
                  Transamerica Partners Mid Growth Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
Thomas A. Swank           $103,093,009.244  $4,903,108.376       --             --

Alan F. Warrick           $103,093,009.244  $4,903,108.376       --             --

Sandra N. Bane            $103,093,009.244  $4,903,108.376       --             --

Leo J. Hill               $103,093,009.244  $4,903,108.376       --             --

David W. Jennings         $103,093,009.244  $4,903,108.376       --             --

Russell A. Kimball, Jr.   $103,093,009.244  $4,903,108.376       --             --

Eugene M. Mannella        $103,093,009.244  $4,903,108.376       --             --

Norman R. Nielsen         $103,093,009.244  $4,903,108.376       --             --

Joyce G. Norden           $103,093,009.244  $4,903,108.376       --             --

Patricia L. Sawyer        $103,093,009.244  $4,903,108.376       --             --

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
John W. Waechter          $103,093,009.244  $4,903,108.376       --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $103,524,716.704     $333,743.870      $4,137,657.046           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $103,356,891.035     $501,569.539      $4,137,657.046           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $103,524,716.704     $333,743.870      $4,137,657.046           --

                          TRANSAMERICA PARTNERS FUNDS
                   Transamerica Partners Mid Value Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
Thomas A. Swank           $511,395,249.739  $27,496,471.009      --             --

Alan F. Warrick           $511,366,409.788  $27,525,310.959      --             --

Sandra N. Bane            $511,565,515.159  $27,326,205.589      --             --

Leo J. Hill               $511,368,957.908  $27,522,762.840      --             --

David W. Jennings         $511,416,509.515  $27,475,211.232      --             --

Russell A. Kimball, Jr.   $511,308,754.011  $27,582,966.737      --             --

Eugene M. Mannella        $511,400,612.796  $27,491,107.952      --             --

Norman R. Nielsen         $511,272,635.602  $27,619,085.146      --             --

Joyce G. Norden           $511,539,101.944  $27,352,618.804      --             --

Patricia L. Sawyer        $511,592,819.423  $27,298,901.324      --             --

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
John W. Waechter          $511,404,885.226  $27,486,835.522      --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $505,296,212.741    $6,017,186.056     $27,578,321.950          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $504,849,704.278    $6,367,739.578     $27,674,276.892          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $504,706,984.254    $6,098,395.404     $28,086,341.090          --

                          TRANSAMERICA PARTNERS FUNDS
                 Transamerica Partners Money Market Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
Thomas A. Swank           $681,211,408.454  $81,745,603.358      --             --

Alan F. Warrick           $681,336,607.409  $81,620,404.403      --             --

Sandra N. Bane            $679,328,967.113  $83,628,044.699      --             --

Leo J. Hill               $681,554,103.842  $81,402,907.970      --             --

David W. Jennings         $681,513,718.347  $81,443,293.465      --             --

Russell A. Kimball, Jr.   $680,258,076.749  $82,698,935.063      --             --

Eugene M. Mannella        $681,621,248.210  $81,335,763.602      --             --

Norman R. Nielsen         $681,736,461.492  $81,220,550.320      --             --

Joyce G. Norden           $681,788,283.581  $81,168,728.231      --             --

Patricia L. Sawyer        $679,428,592.345  $83,528,419.467      --             --

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
John W. Waechter          $681,674,381.792  $81,282,630.020      --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II and Proposal III were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $658,752,305.039    $18,596,124.741    $85,608,582.032          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $658,482,113.047    $18,763,761.009    $85,711,137.756          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $658,299,359.859    $18,585,451.192    $86,072,200.761          --

Proposal III: To approve a new sub-advisory agreement with a new sub-advisor
____________

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $668,059,621.262    $8,488,329.762     $86,409,060.788          --

                          TRANSAMERICA PARTNERS FUNDS
                  Transamerica Partners Small Core Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
Thomas A. Swank           $235,098,146.333  $13,362,419.995      --             --

Alan F. Warrick           $234,810,386.304  $13,650,180.024      --             --

Sandra N. Bane            $235,399,582.864  $13,060,983.463      --             --

Leo J. Hill               $234,909,733.701  $13,550,832.627      --             --

David W. Jennings         $235,128,385.086  $13,332,181.241      --             --

Russell A. Kimball, Jr.   $235,103,263.386  $13,357,302.942      --             --

Eugene M. Mannella        $234,790,001.673  $13,670,564.655      --             --

Norman R. Nielsen         $234,945,447.563  $13,515,118.764      --             --

Joyce G. Norden           $234,361,157.909  $14,099,408.418      --             --

        Proposed
        Trustee                 For        Against/ Withheld Abstentions Broker Non-Votes
------------------------  ---------------- ----------------- ----------- ----------------
Patricia L. Sawyer        $234,903,617.976  $13,556,948.352      --             --

John W. Waechter          $235,347,564.929  $13,113,001.399      --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $229,822,524.202    $6,497,866.635     $12,140,175.490          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $229,646,365.556    $6,543,985.642     $12,270,215.130          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $229,930,652.014    $5,694,978.228     $12,834,936.086          --

                          TRANSAMERICA PARTNERS FUNDS
                 Transamerica Partners Small Growth Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For       Against/ Withheld Abstentions Broker Non-Votes
------------------------  --------------- ----------------- ----------- ----------------
Thomas A. Swank           $53,370,838.080  $1,509,268.628       --             --

Alan F. Warrick           $53,370,838.080  $1,509,268.628       --             --

Sandra N. Bane            $53,370,838.080  $1,509,268.628       --             --

Leo J. Hill               $53,370,838.080  $1,509,268.628       --             --

David W. Jennings         $53,370,838.080  $1,509,268.628       --             --

Russell A. Kimball, Jr.   $53,370,838.080  $1,509,268.628       --             --

Eugene M. Mannella        $53,370,838.080  $1,509,268.628       --             --

Norman R. Nielsen         $53,370,838.080  $1,509,268.628       --             --

Joyce G. Norden           $53,370,838.080  $1,509,268.628       --             --

        Proposed
        Trustee                 For       Against/ Withheld Abstentions Broker Non-Votes
------------------------  --------------- ----------------- ----------- ----------------
Patricia L. Sawyer        $53,370,838.080  $1,509,268.628       --             --

John W. Waechter          $53,370,838.080  $1,509,268.628       --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $53,379,698.703        $21.982        $1,500,386.022           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $53,097,159.678     $284,404.147      $1,498,542.883           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $53,379,698.703      $1,865.122       $1,498,542.883           --

                          TRANSAMERICA PARTNERS FUNDS
                  Transamerica Partners Small Value Portfolio

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Portfolio solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

        Proposed
        Trustee                 For       Against/ Withheld Abstentions Broker Non-Votes
------------------------  --------------- ----------------- ----------- ----------------
Thomas A. Swank           $52,146,326.065  $1,563,969.597       --             --

Alan F. Warrick           $52,146,326.065  $1,563,969.597       --             --

Sandra N. Bane            $52,146,326.065  $1,563,969.597       --             --

Leo J. Hill               $52,146,326.065  $1,563,969.597       --             --

David W. Jennings         $52,146,326.065  $1,563,969.597       --             --

Russell A. Kimball, Jr.   $52,146,326.065  $1,563,969.597       --             --

Eugene M. Mannella        $52,146,326.065  $1,563,969.597       --             --

Norman R. Nielsen         $52,146,326.065  $1,563,969.597       --             --

Joyce G. Norden           $52,146,326.065  $1,563,969.597       --             --

        Proposed
        Trustee                 For       Against/ Withheld Abstentions Broker Non-Votes
------------------------  --------------- ----------------- ----------- ----------------
Patricia L. Sawyer        $52,146,326.065  $1,563,969.597       --             --

John W. Waechter          $52,146,326.065  $1,563,969.597       --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $52,146,326.065     $113,460.367      $1,450,509.230           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $52,135,287.754     $114,501.614      $1,460,506.295           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $52,146,326.065     $113,460.367      $1,450,509.230           --